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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

               METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE
             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 2014

In October we sent you a supplement to your life insurance policy prospectus informing you that we had filed an application with the Securities and Exchange Commission (SEC) requesting an order to allow us to replace the ClearBridge Variable All Cap Value Portfolio with the T. Rowe Price Large Cap Value Portfolio as an investment option under your policy.

As explained in the supplement, if the SEC grants the order, your cash value invested in Class I shares of the ClearBridge Variable All Cap Value Portfolio will be exchanged for Class E shares of the T. Rowe Price Large Cap Value Portfolio. Class B shares of the T. Rowe Price Large Cap Value Portfolio are currently offered under your policy. Please note that only the Class B shares will be available for new investment after the substitution-the Class E shares will be closed to any new investment. However, if, at the time of the substitution, you were allocating cash value to the ClearBridge Variable All Cap Value Portfolio under the dollar cost averaging or the portfolio rebalancing program offered under your policy, those allocations will be directed to the Class E shares of the T. Rowe Price Large Cap Value Portfolio following the substitution.